UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                       March 24, 2006 (March 22, 2006)
                               _______________

                        DIALYSIS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

           Florida                     0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)        Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     President and Chief Executive Officer, Stephen W. Everett, adopted a personal stock trading plan in December 2005, pursuant to, and intended to comply with, Rule 10b5-1 under the Securities Exchange Act of 1934. In accordance with the plan, Mr. Everett sold 18,376 shares of the company's common stock on March 22, 2006.

     Under the stock trading plan, Mr. Everett plans to sell up to 150,000 additional shares of DCAI common stock through September of 2007, subject to specific minimum price levels and quarterly limitations. The plan was established as part of Mr. Everett's long-term strategy for asset diversification and financial and tax planning activities. Rule 10b5-1 allows corporate officers and directors to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Transactions under this plan will be disclosed publicly through Form 144 and Form 4 filings as required by the SEC.

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                        By--------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                             Officer

Dated:  March 24, 2006